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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT

               (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2004

                                  ZONAGEN, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
           DELAWARE                         0-21198                          76-0233274
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)
                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 8.01. OTHER INFORMATION

         Zonagen, Inc. announced in a press release on November 8, 2004 preliminary one month findings from its study of Progenta(TM) in the treatment of uterine fibroids. The study included three dose levels of Progenta(TM) as well as placebo and positive control arms. The positive control was Lucrin(R), a GnRH agonist, commonly used for the treatment of fibroids. Progenta(TM) was administered as a daily oral dose of either 12.5mg, 25mg, or 50mg capsules. The last day of dosing for the study will occur in the second half of December 2004. Final results will be released as soon as practical thereafter.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         ------            -----------
          99.1             Press Release dated November 8, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZONAGEN, INC.

Date: November 12, 2004.

                                   By:  /s/ Louis Ploth, Jr.
                                      ------------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer

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                                EXHIBIT INDEX

          Exhibit
          Number          Description
          -------         ------------
           99.1           Press Release dated November 8, 2004.